Exhibit 10.12

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (together with all schedules and exhibits hereto, this “First Amendment”), dated as of December 14, 2015, is entered into by and among ACAS FUNDING II, LLC, a Delaware limited liability company (the “Borrower”), and DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”) as administrative agent (in such capacity, the “Administrative Agent”) and a Lender (DBNY and each other Lender party to the Credit Agreement described below, the “Lenders” and each a “Lender”). Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement (as defined below).
RECITALS:
WHEREAS, the Borrower, the Administrative Agent and DBNY are parties to a Credit Agreement dated as of October 30, 2014 (the “Credit Agreement” and the Credit Agreement, as amended by this First Amendment, the “Amended Credit Agreement”);
WHEREAS, the Borrower has requested that the Lender and the Administrative Agent agree to make amendments to certain provisions of the Credit Agreement; and
WHEREAS, the Lender and the Administrative Agent have agreed to amend certain provisions of the Credit Agreement, in each case in the manner, and on the terms and conditions, provided for herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendment of Credit Agreement. Upon the First Amendment Effective Date, the Credit Agreement shall be amended as follows in this Section 1:
(a)    Section 7.01(b) of the Credit Agreement is hereby replaced in its entirety by the following:
“(b)    Overcollateralization Default Event. An Overcollateralization Default Event occurs and such event is not cured (i) if notice of such event is received (or deemed to be received) by the Borrower from the Administrative Agent on or before 11:00 a.m. (New York time) on any day that the Fedwire Funds Service (the “Fedwire”) is open, then by the close of the Fedwire on such day or (ii) if notice of such event is received (or deemed to be received) by the Borrower from the Administrative Agent after 11:00 a.m. (New York time) on any day that the Fedwire is open, then by 12:00 p.m. (New York time) on the next succeeding day that the Fedwire is open.
(b)    The following definitions are hereby added to Annex I to the Credit Agreement in proper alphabetical sequence:

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Exhibit 10.12

“‘First Amendment’ means that certain First Amendment to Credit Agreement dated as of December 14, 2015 by and between the Borrower and DBNY, as administrative agent and a Lender.”
“‘First Amendment Effective Date’ means the First Amendment Effective Date, as defined in the First Amendment.”
(c)    The following definitions in Annex I to the Credit Agreement are hereby amended and restated in their entirety by the following:
“‘Net Asset Value Floor’ means an amount equal to $40,000,000.”
“‘Net Asset Value Floor Event’ means (i) from and after the sixty-first (61) day following the Closing Date until the day before the First Amendment Effective Date, as of any date of determination, the Net Asset Value of the Borrower on such day declines below $100,000,000 and (ii) from and after the First Amendment Effective Date, as of any date of determination, the Net Asset Value of the Borrower on such day declines below the Net Asset Value Floor.”
(d)    The definition of “Adequate Assurances” in Annex I to the Credit Agreement is hereby deleted in its entirety:
(e)    The definition of “Additional Margin Requirement” in Annex II is hereby amended by deleting clause (iv) thereof in its entirety and restating it with “(iv) [reserved];”.
(f)    The following definitions in Annex II are hereby amended and restated in their entirety as follows:
“‘Bank Loans” means direct purchases of, assignments of and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution; provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.”
“‘Overcollateralization Test’ means a test that is satisfied if (I) as of any Business Day (a) the outstanding principal amount of Senior Indebtedness, is less than or equal to (b) the Advance Amount calculated as of such Business Day and (II) as of any Business Day and solely with respect to a determination of whether the Borrower has timely cured the Overcollateralization Default Event in accordance with Section 7.01(b) (Overcollateralization Default Event), (x) the Borrower prepays the Loans in immediately available funds in an amount equal to the excess of the outstanding principal amount of Senior Indebtedness (as determined on the date of the determination of the Overcollateralization Default Event) over the Advance Amount (as determined on the date of the determination of the Overcollateralization Default Event) through either an equity contribution from the Equity Owner or the sale of Fund Investments permitted hereunder or (y) Eligible Investments, the Market Value

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Exhibit 10.12

of which are not less than the excess of the outstanding principal amount of Senior Indebtedness (as determined on the date of the determination of the Overcollateralization Default Event) over the Advance Amount (as determined on the date of the determination of the Overcollateralization Default Event), are acquired by the Borrower from an Affiliate of the Borrower as an equity contribution from the Equity Owner.”
(g)    The definition of “Excluded Investments” in Annex II is hereby amended by deleting clause (xxiv) thereof in its entirety and replacing it with the following:
“(xxvii) Bank Loans purchased through participation;”
(h)    The definition of “Portfolio Limitations” in Annex II is hereby amended by deleting clause (v) thereof in its entirety and replacing it with “(v) [reserved];”.
(i)    Annexes II-A-2 through II-A-4 to the Credit Agreement are hereby replaced in their entirety by Annexes II-A-2 through II-A-4 to this First Amendment.
(j)    Annex II-B-5 to the Credit Agreement is hereby deleted in its entirety.
(k)    Annex III to the Credit Agreement is hereby amended by deleting

Paragraph I(e)(vi) thereof in its entirety and amending Paragraph I(e)(iv) thereof by adding the word “and” immediately following the “;” therein and amending Paragraph I(e)(v) thereof by deleting the “;” therein and replacing in with a “.”
Section 2.    Conditions Precedent to First Amendment Effective Date. The amendments set forth in Section 1 hereof shall be effective on and as of the date hereof (the “First Amendment Effective Date”) upon the satisfaction, or waiver by the Required Lenders of the following conditions:
(a)    Agreements. The Administrative Agent shall have received executed counterparts of this First Amendment duly executed and delivered by an Authorized Representative of the Borrower.
(b)    Evidence of Authority. The Administrative Agent shall have received:
(1)a certificate of an Authorized Representative of the Borrower and a Responsible Officer (which may be the same person as the Authorized Representative), dated the First Amendment Effective Date, as to:
(i)    the authority of the Borrower to execute and deliver this First Amendment and to perform its obligations under the Credit Agreement, as amended by this First Amendment, and each other Credit Document to be executed by it and each other instrument, agreement or other document to be executed in connection with the transactions contemplated in connection herewith and therewith;

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Exhibit 10.12

(ii)    the authority and signatures of those Persons authorized on behalf of the Borrower to execute and deliver this First Amendment and the other Credit Documents to be executed and delivered in connection with this First Amendment and to act with respect to this First Amendment and each other Credit Document executed or to be executed by the Borrower, upon which certificate each Lender, including each assignee (whether or not it shall have then become a party to the Amended Credit Agreement), may conclusively rely until it shall have received a further certificate of the Borrower canceling or amending such prior certificates; and
(iii)    the absence of any changes in the Organic Documents of the Borrower since the copies delivered to the Administrative Agent in connection with the closing of the Credit Agreement; and
(1)    such other instruments, agreements or other documents (certified if requested) as the Administrative Agent may reasonably request.
(c)    Collateral Documents, Management Agreement, etc. The Administrative Agent shall have received, to the extent the Administrative Agent has determined that certain or all of the Collateral Documents are required to be replaced, amended, supplemented or otherwise modified to secure or otherwise contemplate the obligations set forth in this First Amendment and the Amended Credit Agreement, such replacements, supplements or other modifications dated the First Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.
(d)    No Litigation, etc. No litigation, arbitration, governmental investigation, proceeding or inquiry shall, on the First Amendment Effective Date, be pending or, to the knowledge of the Borrower, threatened in writing with respect to any of the transactions contemplated hereby or by the Amended Credit Agreement which could, in the reasonable opinion of the Administrative Agent, be adverse in any material respect to the Borrower.
(e)    Certificate as to Conditions, Warranties, No Default, Agreements etc. The Administrative Agent shall have received a certificate of an Authorized Representative of the Borrower and a Responsible Officer (which may be the same person as the Authorized Representative), in each case on behalf of the Borrower dated as of the First Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that, as of such date:
(1)    all representations and warranties of the Borrower set forth in Article 5 of the Amended Credit Agreement (REPRESENTATIONS AND WARRANTIES) are true and correct in all material respects as if made on the First Amendment Effective Date (unless expressly made as of a certain date, in which case it shall be true and correct in all material respects as of such date);
(2)    all representations and warranties set forth in each of the Collateral Documents are true and correct in all material respects (unless expressly made as of a certain date, in which case it shall be true and correct in all material respects as of such date); and

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Exhibit 10.12

(3)    no Default or Event of Default shall be continuing.
(f)    Opinions of Counsel. The Administrative Agent shall have received a legal opinion, dated as of the First Amendment Effective Date from Winston & Strawn LLP, counsel to the Borrower, the Manager and Equity Owner, in form and substance substantially similar to the opinion attached as Exhibit D hereto.
(g)    Manager Letter. The Administrative Agent shall have received from the Manager a letter in the form of Exhibit A hereto addressed to the Administrative Agent and the Lenders. All representations and warranties of the Manager set forth therein shall be true and correct in all material respects as of the First Amendment Effective Date.
(h)    Equity Owner Letter. The Administrative Agent shall have received from the Equity Owner a letter in the form of Exhibit B hereto addressed to the Administrative Agent and the Lenders. All representations and warranties of the Equity Owner set forth therein shall be true and correct in all material respects as of the First Amendment Effective Date.
(i)    Fee Letter. The Administrative Agent shall have received from the Borrower a fee letter between DBNY and the Borrower (the “Amendment Fee Letter”) in the form of Exhibit C hereto.
(j)    Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account, or for the account of the Lenders, as the case may be, all fees, costs and expenses then due and payable to it under this First Amendment, including the fee set forth in the Amendment Fee Letter and the reasonable fees and disbursements of one counsel for the Administrative Agent incurred in connection with this First Amendment to the extent invoiced on or prior to the date hereof.
(k)    Satisfactory Legal Form. All limited liability company and other actions or proceedings taken or required to be taken in connection with the transactions contemplated hereby and by the Amended Credit Agreement and all agreements, instruments, documents and opinions of counsel executed, submitted, or delivered pursuant to or in connection with this First Amendment by or on behalf of the Borrower shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; all certificates and opinions delivered pursuant to this First Amendment shall be addressed to the Administrative Agent and the Lenders, or the Administrative Agent and the Lenders shall be expressly entitled to rely thereon; the Lenders and their counsel shall have received all information, and such number of counterpart originals or such certified or other copies of such information, as the Administrative Agent or its counsel may reasonably request; and all legal matters incident to the transactions contemplated by this First Amendment and the Amended Credit Agreement shall be reasonably satisfactory to counsel to the Administrative Agent. The contemporaneous exchange and release of executed signatures pages by each of the Persons contemplated to be a party hereto shall render this First Amendment effective and any such exchange and release of such executed signature pages by all such persons shall constitute satisfaction or waiver (as applicable) of any condition precedent to such effectiveness set forth above.

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Exhibit 10.12

Section 3.    Representations and Warranties.

In order to induce the Lender and the Administrative to enter into this First Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Lender and the Administrative Agent as follows:
(a)    Corporate Power and Authority. The Borrower has all requisite power and authority to enter into this First Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this First Amendment and the other Credit Documents.
(b)    Due Authorization; Non-Contravention. The execution and delivery by the Borrower of this First Amendment and each other Credit Document to which it is a party, the performance by the Borrower of its Obligations hereunder and thereunder and the consummation of all other actions incidental to any thereof have been duly authorized by all necessary action, do not and shall not conflict with, result in any violation of, or constitute a default under, any provision of any Organic Document or Contractual Obligation of the Borrower or any Law and shall not result in or require the creation or imposition of any Lien on any of the Borrower’s properties pursuant to the provisions of any Contractual Obligation (other than the Liens provided for in the Collateral Documents and the Liens permitted by Section 6.02(c) of the Amended Credit Agreement.
(c)    Governmental Consents. No authorization, approval, consent, action, filing, notice or registration by or with any Federal, state or other Governmental Authority is required for the due execution and delivery by the Borrower of this First Amendment and the performance by the Borrower of the Amended Credit Agreement and the other Credit Documents, except for authorizations, approvals, consents, actions, filings, notices or registrations which have been duly obtained or made and are in full force and effect.
(d)    Validity, etc. This First Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms; and each of the other Credit Documents to which the Borrower is a party shall, on the due execution and delivery thereof, constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with their respective terms, in each case, except as enforceability may be limited by applicable bankruptcy, insolvency or similar Laws affecting creditors’ rights generally or by general equitable principles relating to enforceability.
(e)    Absence of Default. No event has occurred and is continuing (after giving effect to the amendments contained herein) or will result from the consummation of the transactions contemplated by this First Amendment that would constitute an Event of Default or a Default. As of the First Amendment Effective Date, the Borrower is not in default under or with respect to any Contractual Obligation.

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Exhibit 10.12

Section 4.    Acknowledgment and Consent.

The Borrower hereby confirms that the Security Agreement and all Collateral encumbered thereby will continue to secure to the fullest extent possible in accordance with and subject to the Security Agreement the payment and performance of all “Secured Obligations” (as defined in the Security Agreement), including without limitation the payment and performance of all such “Secured Obligations” in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Credit Agreement and hereby pledges and assigns to the Administrative Agent, and grants to the Administrative Agent for the ratable benefit of the Secured Parties (as defined in the Security Agreement) a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the “Secured Obligations” under, and in accordance with and subject to, the Security Agreement (whether at stated maturity, by acceleration or otherwise).
The Borrower acknowledges and agrees that all of the Credit Documents continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment.
Section 5.    Miscellaneous.
(a)    GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTION 5‑1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.
(b)    Amendments, Etc. None of the terms of this First Amendment or any other Credit Document may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower, the Administrative Agent and the Required Lenders (or other applicable party thereto as the case may be), and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
(c)    Severability. If any one or more of the covenants, agreements, provisions or terms of this First Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this First Amendment and shall in no way affect the validity or enforceability of the other provisions of this First Amendment.
(d)    Counterparts. This First Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by .pdf attachment to a transmission by electronic mail or by facsimile transmission shall each be effective as delivery of a manually executed counterpart of this First Amendment.

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Exhibit 10.12

(e)    Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
(f)    Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this First Amendment.
(g)    Reference to Credit Agreement. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents or any Exhibits to the Credit Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment.
(h)    Effect on Credit Agreement. Except as specifically amended by this First Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
(i)    Entire Agreement. This First Amendment constitutes a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall (together with the Amended Credit Agreement and the Security Agreement) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.
BORROWER
ACAS FUNDING II, LLC, as Borrower
By: American Capital Leveraged Finance Management, LLC, its designated manager

By:	/s/ John Erickson Name: John Erickson Title: Executive Vice President

Signature Page to First Amendment

ADMINISTRATIVE AGENT
DEUTSCHE BANK AG, NEW YORK BRANCH as Administrative Agent
By: /s/ Ian R. Jackson
Name: Ian R. Jackson
Title: Director

By:	/s/ Satish Ramakrishna Name: Satish Ramakrishna Title: Managing Director

Signature Page to First Amendment

LENDER
DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender
By: /s/ Ian R. Jackson
Name: Ian R. Jackson
Title: Director

By:	/s/ Satish Ramakrishna Name: Satish Ramakrishna Title: Managing Director